UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56024	38-4039116
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

200 Davenport Road
Toronto, ON, Canada, M5R 1J2
(Address of principal executive offices) (Zip Code)

(416) 223-8500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2019, SusGlobal Energy Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). More than a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth below:

1.

Holders of the Company’s common stock voted to elect seven members of the Company’s Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified, as follows:

	Number of Votes
		Percent of
	Common Shares	Common
		Stock	Votes
	Votes For	Outstanding	Against/Withheld	Abstentions
Election of Marc Hazout	28,549,700	67.20%	3,000
Election of Gerald Hamaliuk	28,552,700	67.21%
Election of Gordon Miller	28,552,700	67.21%
Election of Ryan Duffy	28,552,700	67.21%
Election of Vincent Ramoutar	28,552,700	67.21%
Election of Laurence Zeifman	28,552,700	67.21%
Election of Andrea Calla	28,552,700	67.21%

2.

Holders of the Company’s common stock voted to ratify the appointment of SF Partnership, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

Number of Votes
Percent of
Common Shares	Common
	Stock	Votes
Votes For	Outstanding	Against/Withheld	Abstentions
28,552,700	67.21%

3.	Holders of the Company’s common stock voted to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (Say on Pay):

Number of Votes
Percent of
Common Shares	Common
	Stock	Votes
Votes For	Outstanding	Against/Withheld	Abstentions
28,552,700	67.21%

4.

Holders of the Company’s common stock voted to approve, on a non-binding advisory basis, the frequency of the vote on the compensation of our Named Executive Officers, to be held every three years (Say on Pay Frequency):

	Number of Votes
		Percent of
	Common Shares	Common
		Stock
	Votes For	Outstanding
1 Year	502,100	1.18%
2 Years	19,400	0.05%
3 Years	22,719,700	53.48%
Abstain	5,311,500	12.50%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SusGlobal Energy Corp.

Date: June 5, 2019	By:	/s/ Marc Hazout
Marc Hazout
Executive Chairman and President